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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 29, 2004

                                GSI LUMONICS INC.
             (Exact name of registrant as specified in its charter)

                              New Brunswick, Canada
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                 (State or other jurisdiction of incorporation)

                              000-25705 98-0110412
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          (Commission File Number) (I.R.S. Employer Identification No.)

                 39 Manning Road, Billerica, Massachusetts 01821
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          (Address of principal executive offices, including zip code)

                                 (978) 439-5511
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              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements of Businesses Acquired.

            Not applicable.

      (b)   Pro Forma Financial Information.

            Not applicable.

      (c)   Exhibits.

            99.1  Press Release issued April 29, 2004

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      On April 29, 2004, GSI Lumonics Inc. (the "Company") issued a press release announcing its financial position, results of operations and cash flows as of and for the fiscal quarter ended April 2, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

      The information in this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto) shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing, unless the Company expressly sets forth in such future filing that such information is to be considered "filed" or incorporated by reference therein.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                GSI LUMONICS INC.
                                                (Registrant)

Date: April 29, 2004                        By: /s/  Thomas R. Swain
                                                --------------------------------
                                                     Thomas R. Swain
                                                     Vice President, Finance and
                                                     Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit No.       Description
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   99.1           Press Release issued April 29, 2004.